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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  UNB CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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
                                    UNB CORP.
                                UNITED BANK PLAZA
                             220 MARKET AVENUE SOUTH
                               CANTON, OHIO 44702



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                 OCTOBER 1, 1998


     A Special Meeting of the Shareholders of UNB Corp. (the "Corporation") will be held in the corporate offices of UNB Corp., 220 Market Avenue South, Canton, Ohio, on Thursday, October 1, 1998, at 9:00 a.m., for the following purpose:

         (1) To amend the Articles of Incorporation to increase the number of no par value Common Shares that the Corporation is authorized to issue from 15,000,000 to 50,000,000 shares.

     Only those Shareholders of record at the close of business July 30, 1998, shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

     We urge you to sign and return the enclosed proxy card as promptly as possible whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy.



                                                     /s/ Robert M. Sweeney

                                                     ROBERT M. SWEENEY
                                                     Secretary







Canton, Ohio
August 17, 1998

                                    UNB CORP.
                                UNITED BANK PLAZA
                             220 MARKET AVENUE SOUTH
                               CANTON, OHIO 44702

                      VOTING AND PROXY SOLICITATION MATTERS

     This statement is furnished to Shareholders of UNB Corp. in connection with the solicitation of proxies for use at a Special Meeting of Shareholders to be held in the corporate offices of UNB Corp., 220 Market Avenue South, Canton, Ohio, on Thursday, October 1, 1998, at 9:00 a.m.

     This proxy statement and proxy are being mailed on or about August 17, 1998. The accompanying proxy is solicited by the Board of Directors. It is contemplated that solicitation of proxies will be by use of the mails only. However, in addition, solicitation may be made by telephone, telegraph, or facsimile by officers or by employees of UNB Corp., or by officers or by employees of the United National Bank & Trust Co. (the "Bank"). The cost of such solicitation will be borne by the Corporation. UNB Corp. may reimburse brokerage firms and nominees for reasonable expenses incurred by them, and approved by UNB Corp., in forwarding proxy materials to beneficial owners. You may revoke your proxy at any time prior to its exercise at the Special Meeting by giving written or oral notice to the secretary of the meeting.

     Shareholders of record at the close of business on July 30, 1998, are entitled to notice of and to vote at the meeting. Shareholders of record will be entitled to one vote for each share held by them on record date for all matters which come before the meeting. Shareholders have no cumulative voting rights. The number of no par value shares outstanding as of July 30, 1998, including 151,162 shares acquirable within 60 days through the exercise of stock options, was 5,883,597.

     The Trust Department of the United National Bank & Trust Co. holds shares of UNB Corp. stock with voting authority in various fiduciary capacities. The total number of shares held by the Trust Department on July 30, 1998, was 1,196,817 shares representing 20.3% of the shares outstanding. Voting rights of the shares will be passed through to the various trust donors, beneficiaries, or others pursuant to terms of the Trust documents.

     All directors and officers as a group beneficially own 833,785 shares (14.2 % of the shares outstanding). This includes 151,162 shares which are acquirable within 60 days through the exercise of stock options. No individual shareholder beneficially owns over 5% of the shares outstanding.




                                          SECURITY OWNERSHIP OF DIRECTORS


                                                     UNB Corp.
                                                     Shares
                                                     Owned
Name of                                              Beneficially (1)                            % of
Director                                             (July 30, 1998)                             Outstanding
--------------------------------------------------------------------------------------------------------------

CLASS I

Edgar W. Jones, Jr.                                  119,298 (2)                                2.03 %

James A. O'Donnell                                     7,288 (3)                                 .12 %

Donald W. Schneider                                  215,618 (3)                                3.67 %


CLASS II

E. Lang D'Atri                                         38,831 (3)                                .66 %

Robert L. Mang                                        178,963 (4)                               3.04 %

Roger L. Mann                                           2,166                                    .04 %


CLASS III

Louis V. Bockius, III                                  39,264                                    .67 %

Harold M. Kolenbrander                                  3,321 (5)                                .06 %

Russell W. Maier                                        9,108 (5)                                .16 %

Abner A. Yoder                                         23,829 (5)                                .41 %




(1) Included in the shares set forth in the table above are shares owned by the nominee or director, his wife, minor children, and certain other family members, and shares over which the nominee or director has full, or shares, voting control and power of disposition. Percentages of outstanding shares are calculated using 5,732,435 shares outstanding plus 151,162 shares acquirable within 60 days through the exercise of stock options.

(2) Includes 36,729 shares held in trust for which Mr. Jones retains voting power and 1,500 shares which Mr. Jones has the right to acquire within 60 days through the exercise of stock options.

(3) Includes 1,500 shares which Messrs. O'Donnell, Schneider, and D'Atri individually have the right to acquire within 60 days through the exercise of stock options.

(4) Includes 69,736 shares which Mr. Mang has the right to acquire within 60 days through the exercise of stock options.

(5) Includes 1,200 shares which Messrs. Kolenbrander, Maier, and Yoder individually have the right to acquire within 60 days through the exercise of stock options.


               PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION

     The Board of Directors of the Corporation believes that it would be in the best interest of the Corporation and its Shareholders that the Articles of Incorporation be amended to increase the number of no par value Common Shares from the 15,000,000 shares presently authorized to 50,000,000 shares. The number of no par value shares outstanding as of July 30, 1998, including 151,162 shares acquirable within 60 days through the exercise of stock options, was 5,883,597.

     There are 217,710 Common Shares authorized or reserved for issuance pursuant to the 1987 Stock Option and Performance Unit Plan. There are an additional 498,100 Common Shares authorized or reserved for issuance pursuant to the UNB Corp. 1997 Stock Option Plan. There are 320,875 Common Shares authorized or reserved for issuance pursuant to the 1989 Dividend Reinvestment Plan.

     The purposes for increasing the number of authorized Common Shares are to have additional shares available for issuance in the future for stock splits, stock dividends, acquisitions, shareholders' rights plans, and other corporate purposes. These additional shares may be issued on authorization of the Board of Directors without further approval of Shareholders, except as may be required by law. The Board of Directors has no present agreements, commitments, or understandings for the issuance of any such shares, with the exception of shares which may be issued pursuant to the 1987 Stock Option and Performance Unit Plan, the UNB Corp. 1997 Stock Option Plan, or the 1989 Dividend Reinvestment Plan.

     The adoption of the proposed amendment will require the affirmative vote of the holders of 66-2/3% of the outstanding shares of the Corporation. If so adopted, a Certificate of Amendment to the Corporation's Articles of Incorporation will be filed with the Secretary of the State of Ohio.

     THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS
TO THE SHAREHOLDERS THE ADOPTION OF THIS PROPOSED AMENDMENT TO
THE ARTICLES OF INCORPORATION.

                                            By order of the Board of Directors,


                                            /s/ Robert M. Sweeney

Canton, Ohio                                ROBERT M. SWEENEY
August 17, 1998                             Secretary

                                            -------------------------------



     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.





THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER(S). IF NO INSTRUCTION IS INDICATED, AUTHORITY IS
GRANTED TO VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION. THIS PROXY
IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO
EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE
ARTICLES OF INCORPORATION.

Please sign exactly as name(s) appears below.

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

                               DATED                                                                         DATED

SIGN HERE ____________________ _________, 1998               SIGN HERE ___________________              _____________, 1998
                                                             When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

                                                             PLEASE SIGN, DATE, AND RETURN IMMEDIATELY
                                                             USING THE ENCLOSED ENVELOPE.




                                    UNB CORP.
         UNITED BANK PLAZA, 220 MARKET AVENUE SOUTH, CANTON, OHIO 44702

     The undersigned hereby appoints Todd S. Bundy and E. Lang D'Atri or either one of them (with full power to act alone), my true and lawful attorney(s) for me and in my name, place and stead, to vote all shares of Common Stock of UNB
Corp. which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held on October 1, 1998, or at any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1. To amend the Articles of Incorporation to increase the number of no par value Common Shares that the Corporation is authorized to issue from 15,000,000 to 50,000,000 shares.

_____FOR                                                 _____AGAINST                                             _____ABSTAIN




